UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2022

Sharps Technology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-41355	82-3751728
(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Melville, New York 11747

(Address of Principal Executive Offices)

(631) 574 -4436

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	STSS	NASDAQ Capital Market
Common Stock Purchase Warrants	STSSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 13, 2022 (the “Effective Date”), Sharps Technology, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp., as underwriter (the “Underwriter”), relating to the Company’s underwritten public offering (the “Offering”) of 3,750,000 units (the “Units”), each consisting of one share of common stock and two warrants, to purchase one share of common stock for each whole warrant, with an initial exercise price of $4.25 per share and a term of five years (the “Warrants”). In addition, the Company granted the Underwriter a 45-day over-allotment option (the “Option”) to purchase up to 15% of the number of shares included in the Units sold in the Offering, and/or additional Warrants equal to 15% of the number of Warrants included in the Units sold in the Offering, in each case solely to cover over-allotments, which the Underwriter partially exercised with respect to 1,125,000 Warrants on April 19, 2022.

The closing of the Offering occurred on April 19, 2022. The public offering price was $4.25 per Unit. The Company received gross proceeds from the Offering of approximately $16.0 million, before deducting underwriting discounts and commissions and other estimated expenses.

The Offering was conducted pursuant to the Company’s registration statement on Form S-1 (File No. 333-263715) initially filed with the Securities and Exchange Commission (“Commission”) on March 18, 2022 and declared effective on April 13, 2022.

Pursuant to the Underwriting Agreement, the Company sold the Units to the underwriter at the public offering price, less an underwriting discount equal to 8%. In addition, the Company issued to the Underwriter warrants (“Underwriter Warrants”) to purchase 187,500 shares of common stock (equal to 5.0% of the number of shares sold in the Offering) at an exercise price of $5.3125 (equal to 125% of the public offering price per Unit). The Company also paid the Underwriter a non-accountable expense allowance equal to 1.0% of the aggregate gross proceeds raised in the Offering and reimbursed the Underwriter for certain expenses incurred in connection with the Offering.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. In addition, the Company, each of its executive officers and directors and certain holders of its outstanding shares of common stock have agreed, subject to certain exceptions set forth in the lock-up agreements, not to sell, offer, agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase, make any short sale of, or otherwise dispose of, directly or indirectly, any shares of the Company’s common stock, or any securities convertible into or exercisable or exchangeable for shares of the Company’s common Stock, for twenty-four (24) months from the Effective Date (in the case of the Company) and 180 days from the Effective Date (in the case of the officers, directors and such stockholders) without the prior written consent of the Underwriter.

Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and liabilities arising from breaches of representations and warranties contained in the Underwriting Agreement.

On April 19, 2022, the Company entered into a warrant agent agreement (the “Warrant Agent Agreement”) with VStock Transfer, LLC, to serve as the Company’s warrant agent for the Warrants.

The foregoing descriptions of the Underwriting Agreement, Warrant Agent Agreement, Warrants, and Underwriter Warrants are qualified in their entirety by reference to the full text of such documents which are filed or incorporated by reference as exhibits to this report.

On April 13, 2022, the Company entered into amendment No. 6 (the “Amendment”) to the asset/share purchase agreement (as amended, the “Purchase Agreement”), originally dated June 10, 2020, between the Company, Safegard Medical (Hungary) Kft, Numan Holding Ltd, Cortrus Services S.A., and Latitude Investments Limited. Pursuant to the Purchase Agreement, the Company received the right to purchase the stock or certain assets of Safegard Medical (Hungary) Kft. Pursuant to the Amendment, the closing date of the Purchase Agreement will be no later than April 22, 2022.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment which is filed as an exhibit to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2022, Brenda Baird Simpson and Jason Monroe were elected to the Company’s board of directors. Ms. Simpson will serve on the audit committee of the Company’s board of directors, and Mr. Monroe will serve on the audit, compensation and nominating committees.

Item 7.01 Regulation FD Disclosure.

On April 13, 2022, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On April 19, 2022, the Company issued a press release announcing the closing of the Offering, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

The information contained in the press releases are not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any Securities Act registration statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of April 13, 2022
4.1	Form of Warrant (incorporated by reference to S-1/A filed April 7, 2022)
4.2	Form of Underwriter’s Warrant (incorporated by reference to S-1/A filed April 5, 2022)
10.1	Warrant Agent Agreement between the Company and VStock Transfer, LLC
10.2	Amendment to Asset/Share Purchase Agreement, dated April 13, 2022
99.1	Press Release dated April 13, 2022
99.2	Press Release dated April 19, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2022

SHARPS TECHNOLOGY, INC.

/s/ Robert M. Hayes
Robert M. Hayes
Chief Executive Officer